I

United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois 60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OSBC	The Nasdaq Stock Market

Explanatory Note

On December 1, 2021, Old Second Bancorp, Inc. (“Old Second”) filed a Current Report on Form 8-K (the “Initial Filing”) to report that Old Second had completed its acquisition of West Suburban Bancorp, Inc. (“West Suburban”), pursuant to the Agreement and Plan of Merger and Reorganization, dated as of July 25, 2021 (the “Merger Agreement”) by and between Old Second and West Suburban. Pursuant to the Merger Agreement, effective December 1, 2021, West Suburban merged with and into Old Second (the “Merger”), with Old Second continuing as the surviving corporation in the Merger. This Current Report on Form 8-K/A amends the Initial Filing to include unaudited consolidated financial statements of West Suburban as of September 30, 2021 and 2020, and for the nine-month periods ended September 30, 2021 and 2020 and related notes and pro forma financial information as of and for the nine months ended September 30, 2021, each as required by Item 9.01 of Form 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Old Second and West Suburban would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. Except as described above, all other information in the Initial Filing remains unchanged.

Item 9.01Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of West Suburban as of December 31, 2020 and 2019, and for each of the years in the two-year period ended December 31, 2020, and related notes, are hereby incorporated by reference to Exhibit 99.1 hereto.

The unaudited consolidated financial statements of West Suburban as of September 30, 2021 and 2020, and for the nine-month periods ended September 30, 2021 and 2020, and related notes, are hereby incorporated by reference to Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of December 31, 2020 and the unaudited pro forma condensed combined income statement for the year ended December 31, 2020, are hereby incorporated by reference to Exhibit 99.3 hereto.

The unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined income statement for the nine months ended September 30, 2021, are hereby incorporated by reference to Exhibit 99.4 hereto.

Number	Exhibit
23.1	Consent of Crowe LLP.
99.1

Audited consolidated financial statements of West Suburban Bancorp, Inc. as of December 31, 2020 and 2019, and for each of the years in the two-year period ended December 31, 2020, and related notes (incorporated by reference to Old Second Bancorp, Inc.’s Amendment No. 1 to the Registration Statement on Form S-4 (File Number 333-259946) filed on October 19, 2021).

99.2	Interim consolidated financial statements of West Suburban Bancorp, Inc. as of September 30, 2021 and 2020, and for the nine-month periods ended September 30, 2021 and 2020, and related notes.
99.3

Unaudited pro forma condensed combined balance sheet as of December 31, 2020 and the unaudited pro forma condensed combined income statement for the year ended December 31, 2020 (incorporated by reference to the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File Number 333-259946) filed on October 19, 2021).

99.4	Unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined income statement for the nine months ended September 30, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: February 15, 2022	By:	/s/ Bradley S. Adams
Bradley S. Adams
Executive Vice President and
Chief Financial Officer